UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 4, 2015

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

333-153381

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

601 N. Parkcenter Drive, Suite 103

Santa Ana, California 92705

(Address of principal executive offices)

(714) 462-4880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note to JMJ Financial

On February 4, 2015 BioCorRx, Inc. (“BioCorRx” or the “Company”) executed and sold to JMJ Financial (“Investor”) a $250,000 Convertible Promissory Note (“Note”). The Note was effected and dated February 4, 2015 (“Effective Date”) and provides up to an aggregate of $225,000 in gross proceeds after taking into consideration an Original Issued Discount (“OID”) of $25,000.

A key feature of the Note is that should BioCorRx, at its sole discretion, repay all consideration received pursuant to the Note within 120 days of the Effective Date, there will be zero percent interest charged under the Note. Otherwise, there will be a one-time interest charge of 12% for all consideration received by BioCorRx pursuant to the Note.

At any time after 180 days of the Effective Date, the Investor may convert all or part of the Note into shares of BioCorRx’s common stock at 60% of the lowest trade price in the 25 trading days prior to the conversion.

The Investor has agreed to restrict its ability to convert the Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of BioCorRx. The Note also provides for penalties and rescission rights if BioCorRx does not deliver shares of its common stock upon conversion within the required timeframes.

BioCorRx claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, the Investor is an accredited investor, the Investor had access to information about BioCorRx and its investment, the Investor took the securities for investment and not resale, and BioCorRx took appropriate measures to restrict the transfer of the securities.

As of the Effective Date the Investor funded BioCorRx $50,000 under the Note. BioCorRx is using these proceeds as bridge financing and intends to repay this consideration within 120 days of the Effective Date thereby utilizing the zero interest feature of the Note.

The foregoing descriptions of the Note are qualified in their entirety by reference to such Note which is filed as Exhibit 4.1 hereto and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the securities described in Item 1.01 issued by the Company are incorporated herein. The issuances were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

ExhibitNumber	Description

4.1	$250,000 Promissory Note, dated February 4, 2015, by and between the Company and JMJ Financial

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: February 6, 2015	By:	/s/ Lourdes Felix
Lourdes Felix Chief Financial Officer and Director